1 2021 Second Quarter Earnings Conference Call Wednesday, July 21, 2021

2 Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s  allowances for credit losses, including the timing and effects of the implementation of the current expected credit losses model; and regulatory risks  associated with current and future regulations, and the COVID‐19 pandemic and its impact on our financial position, results of operations, liquidity, and  capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company  does not undertake, and specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances  after the date of such statements except as required by law.

3 Q2 2021 Financial Highlights Net Income $53.8MM EPS (diluted) $0.43 Gross Loans $13.42B Total Deposits $14.73B • Net interest income before provision for credit loss  increased 3% to $126.6 million – 4th consecutive Q‐o‐Q  increase • Net interest margin expanded 5bps Q‐o‐Q benefiting from  lower deposit costs and higher loan yields – 4th consecutive quarter of margin expansion • Net income increased 23% Q‐o‐Q to $53.8 million, or  $0.43 per diluted common share • Pre‐tax pre‐provision income increased 6% Q‐o‐Q • ROA increased 23bps Q‐o‐Q to 1.25%, and ROE increased  188bps Q‐o‐Q to 10.41% • Excluding PPP, new loan originations increased significantly  to a record $874.3 million vs. $542.4 million in 1Q21 • Origination mix excluding PPP of CRE 59%, C&I 34% and  Consumer 6% reflects slower rebound for C&I loans post‐ pandemic • Noninterest bearing deposits increased 4% Q‐o‐Q to a  record high and accounted for a record high 38% of total  deposits • Cost of interest bearing deposits decreased 8 basis points Q‐o‐Q • Total cost of deposits decreased for the 7th consecutive  quarter, down 6bps Q‐o‐Q • Negative provision for credit losses of $7.0 million,  reflecting improving macroeconomic forecasts, loan  portfolio reduction and $119.3 million sale of higher risk,  criticized and classified hotel/motel loans • CARES Act loan modifications declined to 2.4% of total  loans at 6/30/21 • Net charge offs of $11.5 million, or 0.35% of average loans  receivable annualized, which included $11.8 million in  charge offs related to hotel/motel loan sale Loan Production Asset Quality Deposit TrendsEarnings & Profitability

Loan Production & Portfolio Trends

New Loan Originations Funded



($ millions)
3.39%[1]
2.88%
3.27%
3.44%[1]
3.38%[1]
$832.0
$74
$61
$480
$216
$782.4
$105
$433
$244
$844.2
$65
$439
$340
$847.1
$71
$160
$305
$311
$894.1
$53
$301
$20
$520
2Q20
3Q20
4Q20
1Q21
2Q21
CRE
PPP
C&I
Consumer
Average Rate
(Excluding PPP loans)

1 Represents average rate on new loans excluding PPP loans. Including PPP loans, the average rate on new loan originations was 3.32% for 2Q21, 2.56% for 1Q21 and 2.01% for 2Q20

Loan Portfolio Composition



6%
27%
67%
6/30/2020
4%
32%
64%
3/31/2021
4%
30%
66%
6/30/2021

- New loan originations funded increased to record high **$894.1 million**
  - Excluding PPP loans, new loan production increased 61% to $874.3 million from $542.4 million in 1Q21
- Mix of loan originations excluding PPP reflects slower rebounding C&I market post-pandemic
  - 59% CRE / 34% C&I / 6% Consumer
- In addition to new loan originations, purchased $95.6 million of 30-year fixed rate residential mortgage loans in 2Q21
- Aggregate payoffs and paydowns totaled $890.8 million vs. $571.8 million in 1Q21
- Traditional SBA loan originations of $77.7 million of which $64.3 million was SBA 7(a) loans vs. $36.8 million in 1Q21 all of which was SBA 7(a)
- Residential mortgage originations of $52.8 million vs. $69.8 million in 1Q21
- Record loan production was offset by lower warehouse line balances, higher than usual payoffs which included $164.5 million in PPP forgiveness, hotel/motel loan sale of $119.3 million and other loan sales, resulting in 2% decrease Q-o-Q in loans receivable

Hope Bancorp
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Active COVID-19 Loan Modifications & Expiration Schedule

- Active modifications outstanding as of 6/30/2021 totaled $319 million, or 2.4% of total loan portfolio
- Based on modifications expiration schedule, active modifications outstanding expected to decrease substantially to less than 1% of total loans by 9/30/2021 assuming no new modifications
- Virtually all expired modifications current and performing as of 6/30/2021

Active COVID-19 Modifications

($ millions) *(As of June 30, 2021)*	Total Loans	Active Mods Outstanding	% of Respective Loan Portfolio	% of All Mod Loans
Real Estate	**$ 8,832**	**$ 269**	**3.0%**	**84.6%**
Retail	*$ 2,362*	*$ 74*	*3.1%*	*23.2%*
Hotel/Motel	*$ 1,440*	*$ 113*	*7.9%*	*35.4%*
Mixed Use	*$ 798*	*$ 23*	*2.9%*	*7.5%*
Industrial & Warehouse	*$ 1,149*	*$ 4*	*0.3%*	*1.3%*
Other Real Estate	*$ 3,083*	*$ 55*	*1.8%*	*17.2%*
C&I	**$ 4,001**	**$ 12**	**0.3%**	**3.8%**
Consumer *(predominantly residential mortgage)*	**$ 591**	**$ 37**	**6.3%**	**11.6%**
Total	**$ 13,424**	**$ 319**	**2.4%**	**100.0%**

COVID-19 Modifications Expiration Schedule

Date	Amount of Active Mods Scheduled to Expire *($ millions)*	Mods Expiring as % of Active Mods at 6/30/2021	Active Mods Outstanding as % of Total Loans at 6/30/2021*
Jul-21	$73	23.0%	1.8%
Aug-21	$27	8.4%	1.6%
Sep-21	$93	29.2%	0.9%
Oct-21	$26	8.3%	0.7%
Nov-21	$28	8.8%	0.5%
Dec-21	$59	18.4%	0.1%

* Percentages in this column depicts the decline in active modifications outstanding at month end as a percentage of total loans at June 30, 2021, assuming no new modifications.

Hope Bancorp

5

COVID-19 Impacted Portfolios

- Hotel/Motel and Retail CRE -

Hotel/Motel CRE Property Characteristics

- Majority of Hotel/Motel properties are limited service facilities
  - Less impacted by lockdowns than full-service hotel properties
- 73% of Hotel/Motel portfolio represented by flagged properties
- 95%+ of Hotel/Motel exposure located in major MSAs or regions where the Bank has presence and knowledge of the market
- Vast majority of the portfolio supported by personal guarantees

Retail CRE Property Characteristics

- Largely represents "strip mall" type of properties *(not shopping malls)*
  - Majority of tenants comprised of service oriented businesses – *traditionally less impacted by e-commerce*
- Local supermarkets are representative anchor tenants of larger strip mall properties
- 95%+ of retail CRE exposure located in major MSAs or regions where the Bank has presence and knowledge of the market

Hotel/Motel		Retail CRE
• **8%** of hotel/motel portfolio, or **$113 million**, modified as of 6/30/21, a decrease from approximately 33% as 3/31/21	**Active Modifications**	• **3%** of retail CRE portfolio, or **$74 million**, modified as of 6/30/21, a decrease from approximately 8% as of 3/31/21
• **$82 million** of hotel/motel COVID-19 modifications scheduled to expire during 3Q21	**3Q21 Expirations**	• **$24 million** of retail CRE COVID-19 modifications scheduled to expire during 3Q21

Hotel/Motel Loan Sale

- Aggregate $119.3 million hotel/motel loans sold during Q2 2021
- Strategic Goal:
  - De-risk portion of portfolio viewed as higher risk with a need for longer recovery period from COVID-19 impact on the travel industry
- Achieved loan pricing within ACL levels:
  - Aggregate net discount was $11.8 million including fees versus aggregate allowance for credit losses of $13.6 million

Hope Bancorp

6

7 $109.8 $117.6 $120.8 $122.6 $126.6 2.79% 2.91% 3.02% 3.06% 3.11% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Interest Income & NIM Net Interest Income NIM Net Interest Income and Margin 4.23% 4.20% 4.03% 3.94% 3.98% 0.35% 0.16% 0.15% 0.12% 0.10% 2Q20 3Q20 4Q20 1Q21 2Q21 Average Loan Yield & Average 1M LIBOR Rate  Avg Loan Yield Avg 1M LIBOR Rate  Net interest income increased 3% primarily due to lower deposit  costs and higher loan yields  Represents 4th consecutive quarter of increasing net interest  income   Net interest margin excluding purchase accounting adjustments,  expanded 7bps Q‐o‐Q from 1Q21 $10.1 $9.9 $9.5 $9.3 $9.0 0.87% 0.64% 0.48% 0.36% 0.30% 1.17% 0.92% 0.71% 0.56% 0.48% 2Q20 3Q20 4Q20 1Q21 2Q21 Average Interest Bearing Deposits &  Cost of Deposits Average Interest Bearing Deposits Total Cost of Deposits Cost of Interest Bearing Deposits ($ millions) ($ billions)  ‐2 bps Average cash balance increase  ‐2 bps Discount accretion decline  +4 bps Deposit cost decline  +4 bps Loan yield increase  +1 bps Interest bearing deposit balance decline

8 $5.2 $5.4 $5.1 $4.5 $4.5 $2.4$1.7 $2.9 $1.6 $2.1 $1.0 $4.4 $1.7 $4.7 $2.2 $3.2 $7.5 2Q20 3Q20 4Q20 1Q21 2Q21 Noninterest Income Service fees Gain on sale of SBA loans Gain on sale of other loans Gain on sale of securities Other income and fees Noninterest Income  Noninterest income increased to $11.1 million  in 2Q21 vs. $8.8 million in 1Q21 driven by:  $2.4 million gain on sales of SBA loans  $1.1 million decrease in gain on sale of  other loans reflecting lower level of  residential mortgage sales and lower  market premiums   Company resumed sales of SBA 7(a) loans to the  secondary market selling $30.0 million and  recording gain on sale of SBA loans of $2.4  million  Gain on sale of other loans decreased to $1.0  million in 2Q21 from $2.1 million in 1Q21   Reflects lower amount of residential  mortgage loan sales of $42.6 million in  2Q21 vs. $67.8 million in 1Q21 $17.5 $11.4 $8.8 $11.1$11.2 ($ millions)

Noninterest Expense and Efficiency



($ millions)
Breakdown of Noninterest Expense & FTE
$67.0
$7.0
$2.7
$18.4
$38.9
1,474
$73.4
$3.6[1]
$7.3
$3.6
$18.3
$40.7
1,416
$71.1
$2.4[2]
$7.6
$1.9
$18.3
$40.9
1,408
$70.4
$7.0
$2.5
$19.7
$41.2
1,444
$73.1
$2.1[3]
$6.3
$0.3
$22.1
$42.3
1,438
2Q20
3Q20
4Q20
1Q21
2Q21
Compensation
Credit related & OREO
Other non-core
Other core operating expenses[4]
Other
Full-time employee (FTE)

1 3Q20 noninterest expenses included FHLB prepayment fee of $3.6 million
2 4Q20 noninterest expenses included branch restructuring costs of $2.4 million
3 2Q21 noninterest expenses included software charge off expense of $2.1 million
4 Other core operating expenses includes: Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment



Efficiency Ratio & Noninterest Expense to Average Assets
55.37%
54.31%
53.77%
53.61%
53.12%
1.60%
1.73%
1.69%
1.65%
1.70%
2Q20
3Q20
4Q20
1Q21
2Q21
Efficiency Ratio
Noninterest Expense/Avg Assets

- Noninterest expense increased to $73.1 million from $70.4 million in 1Q21
  - 2Q21 salaries and benefits expense reflects annual merit increases effective Apr 2021
  - Professional fees increased $1.5 million Q-o-Q reflecting litigation expenses
  - Company recognized a one-time $2.1 million charge off expense of licensed software
  - Increases offset by $2.2 million reduction Q-o-Q in credit related expenses
- Efficiency ratio improved 49bps to 53.12%

Hope Bancorp
9

Deposit Trends



Q-o-Q growth annualized
Deposit Composition
($ billions)
$14.12
$14.01
$14.33
$14.30
$14.73
-3%
+9%
-1%
+12%
$5.0
$0.3
$4.8
$4.0
$4.4
$0.3
$4.8
$4.5
$4.0
$0.3
$5.2
$4.8
$3.6
$0.3
$5.0
$5.4
$3.0
$0.3
$5.8
$5.6
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
DDA
MMA/NOW
Savings
Time

- Noninterest bearing demand deposits increased 4% Q-o-Q and accounted for 38% of total deposits at 6/30/21
- MMA & NOW deposits increased 16% Q-o-Q and accounted for 39% of total deposits at 6/30/21
- Time deposits decreased 16% Q-o-Q and declined to 20% of total deposits at 6/30/21
- Total cost of deposits decreased 6bps Q-o-Q and total cost of interest bearing deposits decreased 8bps
- Net Loan-to-Deposit ratio at 6/30/21 was 89.9% vs. 94.4% as of 3/31/21



Deposit Cost Trend
0.95%
0.87%
0.79%
0.73%
0.64%
0.56%
0.51%
0.48%
0.44%
0.40%
0.36%
0.32%
0.31%
0.30%
0.28%
0.87%
2Q20
0.64%
3Q20
0.48%
4Q20
0.36%
1Q21
0.30%
2Q21
Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21
Quarterly Cost of Deposits
Monthly Cost of Deposits

CD Originations & Maturity Schedule

($ millions)		Amount	Average Blended Rate
CD Originations and Renewals	**Apr 2021**	$367	0.37%
	May 2021	$473	0.36%
	Jun 2021	$321	0.29%
	2Q 2021	**$1,161**	**0.34%**
CD Maturity Schedule	**Q3 2021**	$1,249	0.45%
	Q4 2021	$531	0.36%
	Q1 2022	$570	0.41%
	Q2 2022	$595	0.37%

Hope Bancorp

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Asset Quality

Nonperforming Assets


($ millions)
$147.6
$21.0
$126.6
0.86%
$124.6
$18.4
$106.2
0.74%
$143.3
$20.1
$123.2
0.84%
$170.5
$18.5
$152.0
0.99%
$183.7
$16.6
$167.1
1.05%
2Q20
3Q20
4Q20
1Q21
2Q21
NPLs
OREO
NPAs/Total Assets

Criticized Loans


($ millions)
$426.5
$299.4
3.31%
$127.1
$471.9
$318.5
3.60%
$153.4
$551.5
$366.6
4.07%
$184.9
$660.0
$379.0
4.82%
$281.0
$675.5
$381.0
5.03%
$294.6
2Q20
3Q20
4Q20
1Q21
2Q21
Substandard & Doubtful
Special Mention
Total Criticized Loans as a % of Gross Loans

Provision (Credit) for Credit Losses & Net Charge Offs


($ millions)
$17.5
0.02%
$22.0
0.12%
$27.5
0.02%
$3.3
0.06%
0.35%[1]
-$7.0
2Q20
3Q20
4Q20
1Q21
2Q21
Provision (Credit) for Credit Losses
Net Charge Offs (annualized)

1 Net recovery of -0.01% on an annualized basis excluding the hotel/motel sale impact

- Nonperforming loans increased $15.1 million Q-o-Q
  - Delinquent loans 90 days or more on accrual status increased $4.4 million Q-o-Q reflecting timing issue with one loan maturing 2Q21 which was renewed in 3Q21 and is now current and performing
  - Accruing TDRs increased $9.6 million Q-Q reflecting maturity concession for two loans
- Special Mention loans increased $13.6 million Q-o-Q largely reflecting migration of modified hotel/motel loans post modification and two CRE construction loans
- Net charge offs of $11.5 million, or 35bps of average loans on an annualized basis

Hope Bancorp

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12 Allocation of Allowance by Loan Type ($ thousands) Allocation of Allowance for Credit Losses  Quarter‐over‐ Quarter Change  1Q21 to 2Q21 June 30, 2020 Mar 31, 2021 Jun 30, 2021 Loan Type  Amount  Coverage  Ratio Amount  Coverage  Ratio Amount Coverage  Ratio Amount Coverage  Ratio Commercial RE $ 119,030  1.37% $ 162,307 1.84% $ 155,253 1.76% $ ‐7,024 ‐0.08% Residential  $ 460  0.84% $ 267 0.51% $ 330 0.54% $ 63 0.03% Commercial  $ 147,668  1.37% $ 160,376 1.89% $ 153,267 1.80% $ ‐7,110 ‐0.09% Construction  $ 3,902  1.35% $ 1,664 0.62% $ 1,656 0.66% $ ‐8 0.04% Commercial Business $ 35,493  1.04% $ 41,860 0.96% $ 29,500 0.73% $ ‐12,360 ‐0.23% Residential Mortgage  $ 5,868  0.81% $ 2,735 0.55% $ 3,612 0.67% $ 877 0.12% Consumer  $ 1,380  3.04% $ 1,041 2.37% $ 1,087 2.28% $ 46 ‐0.09% Total Allowance  $ 161,771  $ 207,943 $ 189,452 ‐18,491 Coverage Ratio to  Loans Receivable 1.26% 1.52% 1.41% Excluding PPP 1.31% 1.60% 1.47% Excluding PPP & Including Discount on  Acquired Loans 1.60% 1.76% 1.61%

13 Strong Capital Position 10.00% 5.00% 6.50% 8.00% 13.03% 10.15% 11.08% 11.78% 13.16% 10.34% 11.32% 12.02% Total Risk‐Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Min. Guideline Well Capitalized Institution 3/31/2021 6/30/2021 Maintaining strong level of capital return to shareholders  with quarterly common stock dividend of $0.14 per share

14 Near-Term Outlook  Loan Growth:  Revised to flat to nominal net loan growth for 2021 – reflecting lower warehouse line balances due to interest rate environment, higher payoffs due to competitive environment and PPP  forgiveness, strategic loan sale de‐risking hotel/motel portfolio and resumption of SBA 7(a) loan sales  Gain‐on‐Sales of Loans:  Resumption of SBA 7(a) loan sales – expecting approximately $30 million  quarterly SBA 7(a) loan sales and recognition of approximately $2.5 million gain on sales of SBA loans each  quarter  Noninterest Expenses: Continuation of cost management in line with current business  environment  Net Interest Margin:  Relatively stable to slight compression in 3Q 2021  COVID‐19 Modifications: Declining to less than 1% by quarter‐end 3Q21  Provision for Credit Losses: Lower provisioning in 2H 2021 primarily due to improved  macroeconomic factors expected to contribute to enhanced profitability for the year

15 2021 Second Quarter Earnings Conference Call Q&A